Exhibit 10.1

ELEVENTH AMENDMENT TO SECOND AMENDED AND RESTATED

WAREHOUSING CREDIT AND SECURITY AGREEMENT

THIS ELEVENTH AMENDMENT TO SECOND AMENDED AND RESTATED WAREHOUSING CREDIT AND SECURITY AGREEMENT (this “Eleventh Amendment”) is made effective as of April 7, 2022, by and among WALKER & DUNLOP, LLC, a Delaware limited liability company (“Borrower”), WALKER & DUNLOP, INC., a Maryland corporation (“Parent”), and PNC BANK, NATIONAL ASSOCIATION (“Lender”).

R E C I T A L S

WHEREAS, Lender, Borrower and Parent are parties to that certain Second Amended and Restated Warehousing Credit and Security Agreement, dated as of September 11, 2017, by and among Borrower, Parent, and Lender, as amended by that First Amendment to Second Amended and Restated Warehousing Credit and Security Agreement, dated as of September 15, 2017, that Second Amendment to Second Amended and Restated Warehousing Credit and Security Agreement, dated as of September 10, 2018, that Third Amendment to Second Amended and Restated Warehousing Credit and Security Agreement, dated May 20, 2019, that Fourth Amendment to Second Amended and Restated Warehousing Credit and Security Agreement, dated September 6, 2019, that Fifth Amendment to Second Amended and Restated Warehousing Credit and Security Agreement, dated April 23, 2020, that Sixth Amendment to Second Amended and Restated Warehousing Credit and Security Agreement, dated August 21, 2020, that Seventh Amendment to Second Amended and Restated Warehousing Credit and Security Agreement, dated October 28, 2020, Eighth Amendment to Second Amended and Restated Warehousing Credit and Security Agreement, dated December 18, 2020, Ninth Amendment to Second Amended and Restated Warehousing Credit and Security Agreement, dated April 15, 2021 and Tenth Amendment to Second Amended and Restated Warehousing Credit and Security Agreement, dated June 8, 2021 (as amended, the “Credit Facility Agreement”), whereby upon the satisfaction of certain terms and conditions set forth therein, the Lender agreed to make Warehousing Advances from time to time, up to the Warehousing Credit Limit (each such term as defined in the Credit Facility Agreement).

WHEREAS, Borrower has requested, and Lender has agreed, pursuant to the terms hereof, to modify certain terms of the Credit Facility Agreement as set forth in this Eleventh Amendment.

NOW, THEREFORE, for and in consideration of the premises, the mutual entry of this Eleventh Amendment by the parties hereto and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

Section 1.         Recitals. The Recitals are hereby incorporated into this Eleventh Amendment as a substantive part hereof.

Section 2.         Definitions. Terms used herein and not otherwise defined shall have the meanings set forth in the Credit Facility Agreement.

Section 3.         Amendments to Credit Facility Agreement. The Credit Facility Agreement is hereby amended as follows:

(a)            Effective as of April 14, 2022, Section 1.2 of the Credit Facility Agreement shall be deemed deleted and replaced with the following:

“1.2         Expiration of Warehousing Commitment

The Warehousing Commitment expires on the earlier of (“Warehousing Maturity Date”): (a) April 13, 2023 (the “Stated Maturity Date”), on which date the Warehousing Commitment will expire of its own term and the Warehousing Advances together with all accrued and unpaid interest and costs and expenses will become due and payable without the necessity of Notice or action by Lender; and (b) the date the Warehousing Commitment is terminated and the Warehousing Advances become due and payable under Section 10.2(a) or 10.2(b).”

(b)            Section 3.11(b) of the Credit Facility Agreement is hereby deleted and replaced with the words “Intentionally Deleted.”

(c)            Section 3.11(g) of the Credit Facility Agreement is hereby deleted and replaced with the following:

“3.11(g)	If the Lender determines (which determination shall be final and conclusive) that the Benchmark cannot be determined pursuant to its definition other than as a result of a Benchmark Transition Event, then the Lender shall give notice thereof to the Borrower. Thereafter, until the Lender notifies the Borrower that the circumstances giving rise to such suspension no longer exist, the interest rate for all amounts outstanding under this Agreement shall be equal to the Applicable Base Rate.

In addition, if, after the date of this Agreement, the Lender shall determine (which determination shall be final and conclusive) that any enactment, promulgation or adoption of or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by a governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by the Lender with any guideline, request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall make it unlawful or impossible for the Lender to make or maintain or fund loans based on the Benchmark, the Lender shall notify the Borrower. Thereafter, until the Lender notifies the Borrower that the circumstances giving rise to such determination no longer apply, the interest rate on all amounts outstanding under this Agreement shall be the Applicable Base Rate.

(d)            Section 3.11(h) of the Credit Facility Agreement is hereby deleted and replaced with the following:

“3.11(h)	Notwithstanding anything to the contrary herein or in any other Loan Document, if the Lender determines (which determination shall be final and conclusive) that a Benchmark Transition Event has occurred with respect to a Benchmark, the Lender may amend this Agreement to replace such Benchmark with a Benchmark Replacement; and any such amendment shall be in writing, shall specify the date that the Benchmark Replacement is effective and will not require any further action or consent of the Borrower. Until the Benchmark Replacement is effective, amounts bearing interest with reference to a Benchmark will continue to bear interest with reference to such Benchmark as long as such Benchmark is available, and otherwise such amounts automatically will bear interest at the Applicable Base Rate. In connection with the implementation and administration of a Benchmark Replacement, the Lender will have the right to make technical, administrative or operational changes from time to time that the Lender decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Lender in a manner substantially consistent with market practice or as reasonably necessary as determined by the Lender (which determination shall be final and conclusive) and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such technical, administrative or operational changes will become effective without any further action or consent of the Borrower. The Lender will promptly notify the Borrower of any such technical, administrative or operational changes.”

(e)            Section 7.12 of the Credit Facility Agreement is hereby deleted and replaced with the following:

“7.12      Other Loan Obligations

Perform all material obligations under the terms of each loan agreement, note, mortgage, security agreement or debt instrument by which Borrower is bound or to which any of its property is subject, and promptly notify Lender in writing of a declared default under or the termination, cancellation, reduction or nonrenewal of any of its other lines of credit or agreements with any other lender (other than a nonrenewal as a result of Borrower’s election not to renew or a reduction as a result of Borrower’s election to reduce such facility). Exhibit J is a true and complete list of all such revolving lines of credit or revolving credit agreements as of the date of this Agreement.”

(f)            In accordance with Section 11.3 of the Credit Facility Agreement, from and after the date of this Amendment, all Notices to Lender shall be sent to the following address:

If to Lender:	PNC Real Estate Attention: John Harvey Senior Vice President, Market Manager 201 East Fifth Street, 2nd Floor Cincinnati, OH 45202 E-mail: john.harvey@pnc.com Facsimile: 513-651-8931

with a copy to:	Ballard Spahr LLP 300 East Lombard Street, 18th Floor Baltimore, Maryland 21202 Attention: Thomas A. Hauser, Esquire Email: hauser@ballardspahr.com

(g)            The following defined terms set forth in Section 12.1 of the Credit Facility Agreement are hereby deleted in their entirety: “Applicable Daily Floating LIBO Rate”, “Daily LIBO Rate”, “LIBOR Loan”, “LIBOR Replacement Rider”, “LIBOR Reserve Percentage” and “Published Rate”.

(h)            The following defined terms are hereby added to Section 12.1 of the Credit Facility Agreement, in alphanumeric order with the other defined terms contained in Section 12.1 of the Credit Agreement:

“Applicable Daily Floating SOFR Rate” means, for any day, a rate per annum equal to Term SOFR for such day, plus one and 30/100th percent (1.30%).

“Benchmark” means, at any time, any interest rate index then used in the determination of an interest rate under the terms of this Agreement. Once a Benchmark Replacement becomes effective under this Agreement, it is a Benchmark. The current Benchmark under this Agreement is Term SOFR.

“Benchmark Replacement” means, for any Benchmark, the sum of (a) an alternate benchmark rate and (b) an adjustment (which may be a positive or negative value or zero), in each case that has been selected by the Lender as the replacement for such Benchmark giving due consideration to any evolving or then-prevailing market convention, including any applicable recommendations made by the official sector or any official sector-sponsored committee or working group, for U.S. dollar-denominated credit facilities at such time; provided that, if the Benchmark Replacement as determined pursuant to the foregoing would be less than zero, the Benchmark Replacement will be deemed to be zero for the purposes of this Agreement and the other Loan Documents.

“Benchmark Transition Event” shall mean a public statement or publication by or on behalf of the administrator of a Benchmark, the regulatory supervisor of such administrator, the Board of Governors of the Federal Reserve System, NYFRB, an insolvency official or resolution authority with jurisdiction over the administrator for such Benchmark or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark, announcing or stating that (a) such administrator has ceased or will cease to provide such Benchmark permanently or indefinitely, provided that at the time of such statement or publication there is no successor administrator that will continue to provide such Benchmark or (b) such Benchmark is or will no longer be representative.

“NYFRB” shall mean the Federal Reserve Bank of New York.

“Published Rate” shall mean, with respect to any Business Day, a rate per annum equal to the forward-looking term rate for a 1-month period based on SOFR published by CME Group Benchmark Administration Limited (or a successor administrator selected by the Lender in its reasonable discretion) for such Business Day.

“SOFR Reserve Percentage” shall mean, for any day, the maximum effective percentage in effect on such day, if any, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the reserve requirements (including, without limitation, supplemental, marginal and emergency reserve requirements) with respect to SOFR funding.

“SOFR” shall mean, with respect to any Business Day, a rate per annum equal to the secured overnight financing rate for such Business Day published by the NYFRB (or a successor administrator of the secured overnight financing rate) on the website of the NYFRB, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the NYFRB (or successor administrator of the secured overnight financing rate) from time to time.

“Term SOFR” means, for any day (a “SOFR Rate Day”), the interest rate per annum determined by the Lender by dividing (the resulting quotient rounded upwards, at the Lender’s discretion, to the nearest 1/100th of 1%) (A) the Published Rate for the day (the “SOFR Determination Date”) that is two (2) Business Days prior to (i) such SOFR Rate Day if such SOFR Rate Day is a Business Day or (ii) the Business Day immediately preceding such SOFR Rate Day if such SOFR Rate Day is not a Business Day, by (B) a number equal to 1.00 minus the SOFR Reserve Percentage. If Term SOFR as determined above would be less than the zero, then Term SOFR shall be deemed to be zero. If the Published Rate for any SOFR Determination Date has not been published or replaced with a Benchmark Replacement by 5:00 p.m. (Pittsburgh, Pennsylvania time) on the second Business Day immediately following such SOFR Determination Date, then the Published Rate for such SOFR Determination Date will be the Published Rate for the first Business Day preceding such SOFR Determination Date for which the Published Rate was published in accordance with the definition of “Published Rate”; provided that the Published Rate determined pursuant to this sentence shall be used for purposes of calculating Term SOFR for no more than three (3) consecutive SOFR Rate Days. If and when Term SOFR as determined above changes, any applicable rate of interest based on Term SOFR will change automatically without notice to the Borrower, effective on the date of any such change.

“U.S. Government Securities Business Day” means any day except for (A) a Saturday or Sunday or (B) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.

(i)            The following Exhibits to the Credit Facility Agreement are hereby deleted and replaced with the applicable Exhibits attached hereto: Exhibit B-1, Exhibit B-2-A, Exhibit B-2-B, Exhibit B-3-A, Exhibit B-3-B, Exhibit C, Exhibit D, Exhibit N-1, Exhibit N-2, and Exhibit N-3.

(j)            The following defined terms set forth in Section 12.1 of the Credit Facility Agreement are hereby amended and restated as follows:

“Applicable Rate” means, for any day (a) except as otherwise required from time to time pursuant to Section 3.11(b) or 3.11(g), the Applicable Daily Floating SOFR Rate for such day, or (b) if, and only for as long as, required from time to time pursuant to Section 3.11(b) or 3.11(g), the Applicable Base Rate for each applicable day.

“Business Day” shall mean any day other than (A) a Saturday or Sunday or (B) a legal holiday on which commercial banks are authorized or required by law to be closed for business in Pittsburgh, Pennsylvania; provided that, when used in connection with an amount that bears interest at a rate based on SOFR or any direct or indirect calculation or determination involving SOFR, the term “Business Day” means any such day that is also a U.S. Government Securities Business Day.

“Reference Rate” means, as applicable for determining the Applicable Rate for any day, Term SOFR or the Applicable Base Rate for such day.

Section 4.         Ratification, No Novation, Effect of Modifications. Except as may be amended or modified hereby, the terms of the Credit Facility Agreement are hereby ratified, affirmed and confirmed and shall otherwise remain in full force and effect. Nothing in this Eleventh Amendment shall be construed to extinguish, release, or discharge or constitute, create or effect a novation of, or an agreement to extinguish, release or discharge, any of the obligations, indebtedness and liabilities of Borrower or any other party under the provisions of the Credit Facility Agreement or any of the other Loan Documents, unless specifically herein provided.

Section 5.        Amendments. This Eleventh Amendment may be amended or supplemented by and only by an instrument executed and delivered by each party hereto.

Section 6.        Waiver. The Lenders shall not be deemed to have waived the exercise of any right which they hold under the Credit Facility Agreement unless such waiver is made expressly and in writing (and no delay or omission by any Lender in exercising any such right shall be deemed a waiver of its future exercise). No such waiver made as to any instance involving the exercise of any such right shall be deemed a waiver as to any other such instance, or any other such right. Without limiting the operation and effect of the foregoing provisions hereof, no act done or omitted by any Lender pursuant to the powers and rights granted to it hereunder shall be deemed a waiver by any Lender of any of its rights and remedies under any of the provisions of the Credit Facility Agreement, and this Eleventh Amendment is made and accepted without prejudice to any of such rights and remedies.

Section 7.        Governing Law. This Eleventh Amendment shall be given effect and construed by application of the law of the Commonwealth of Pennsylvania.

Section 8.        Headings. The headings of the sections, subsections, paragraphs and subparagraphs hereof are provided herein for and only for convenience of reference, and shall not be considered in construing their contents.

Section 9.        Severability. No determination by any court, governmental body or otherwise that any provision of this Eleventh Amendment or any amendment hereof is invalid or unenforceable in any instance shall affect the validity or enforceability of (i) any other such provision or (ii) such provision in any circumstance not controlled by such determination. Each such provision shall be valid and enforceable to the fullest extent allowed by, and shall be construed wherever possible as being consistent with, applicable law.

Section 10.      Binding Effect. This Eleventh Amendment shall be binding upon and inure to the benefit of Borrower, Parent, Lender, and their respective permitted successors and assigns.

Section 11.      Counterparts. This Eleventh Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which shall constitute one and the same instrument.

[REMAINDER OF PAGE INTENTIONALLY BLANK]

IN WITNESS WHEREOF, each of the parties hereto have executed and delivered this Eleventh Amendment under their respective seals as of the day and year first written above.

WALKER & DUNLOP, LLC, as Borrower

By:	/s/Stephen P. Theobald
Name:	Stephen P. Theobald
Title:	Executive Vice President and Chief Financial Officer

WALKER & DUNLOP, INC., as Parent

By:	/s/Stephen P. Theobald
Name:	Stephen P. Theobald
Title:	Executive Vice President and Chief Financial Officer

PNC BANK, NATIONAL ASSOCIATION,as Lender

By:	/s/Steven Pachla
Name:	Steven Pachla
Title:	Vice President

Signature Page - Eleventh Amendment to Amended and Restated Warehousing Credit and Security Agreement

Exhibit B-1 – FNMA/DUS

PROCEDURES AND DOCUMENTATION FOR WAREHOUSING FANNIE MAE DUS AND OTHER FANNIE MAE MORTGAGE LOANS

Walker & Dunlop, LLC, a Delaware limited liability company (“Borrower”) must observe the following procedures and documentation requirements in all respects. All documents must be satisfactory to PNC Bank, N.A., a national banking association (“Lender”) in its sole discretion. Capitalized terms used in this Exhibit without further definition have the meanings set forth in the Second Amended and Restated Warehousing Credit and Security Agreement between Borrower and Lender (as amended, restated, renewed or replaced, the “Agreement”). Fannie Mae form numbers used in this Exhibit are for convenience only and Borrower must use the equivalent forms required at the time of delivery of a Pledged Loan or a Pledged Security.

I.	At least Three (3) Business Days prior to the Warehousing Advance Date, Lender must receive a letter signed by Borrower, providing the following information on the Pledged Loan:

1.	Mortgagor’s name.

2.	Project Name.

3.	Borrower’s case/loan number.

4.	Location of project.

5.	Mortgage Note Amount.

6.	Expected Warehousing Advance date.

7.	Name, street address, e-mail address, telephone number and telecopier number of title company and settlement agent and contact person. Must identify who will be responsible for custody of closing documents and delivery of required items to Lender

8.	In the event Borrower self-funded the Mortgage Loan with unencumbered funds (herein a “Pre-funded Mortgage Loan”), then in alternative to clause I, 7 above, the original closing date of the Pre-funded Mortgage Loan.

II.	At least One (1) Business Day prior to the Warehousing Advance Date, Borrower will send to Lender, for receipt before 11:00 a.m. (Pittsburgh, Pennsylvania time) the following Business Day, the following:

1.	A copy via electronic mail of the Warehousing Advance Request subject to changes to be communicated in writing by Borrower to Lender before 11:00 a.m. (Pittsburgh, Pennsylvania time) on the day of the Warehousing Advance.

Exhibit B-1- FNMA/DUS Page 1

2.	A letter from Borrower providing the following additional information on the Pledge Loan:

(a)	Note Rate.

(b)	Name of Investor.

(c)	Discount (if any).

3.	A sources and uses statement prepared by Borrower must be delivered on the date of the Warehousing Advance, prior to funding (but a copy of the closing settlement statement shall be delivered to Lender following the Warehousing Advance).

4.	A completed and executed Loan Disbursement Authorization in the form attached hereto as Exhibit O.

5.	For Other Fannie Mae Mortgage Loans, a copy of the Fannie Mae Multifamily Commitment printed from the C&D System.

6.	For Fannie Mae DUS Mortgage Loans, a copy of the confirmed Fannie Mae Multifamily MBS/DUS Commitment printed from the C&D System.

7.	If a Mortgage-backed Security is to be issued, a copy of the Purchase Commitment or trade confirmations for the Pledged Security.

8.	Original, facsimile or other electronic copy of Lender’s escrow instructions letter to the settlement attorney, countersigned by an authorized representative of the settlement attorney involved with the transaction, in a form substantially similar to that attached hereto as (a) Exhibit N-1 if the settlement attorney will also be acting as the bailee with respect to the Mortgage Note or (b) Exhibit N-2 if the settlement attorney will not be acting as the bailee with respect to the Mortgage Note (the “Escrow Letter”). The foregoing conditions shall not be applicable in the event the Warehousing Advance is to be used to reimburse Borrower for any Pre-funded Mortgage Loan.

No Warehousing Advance will be made by Lender prior to Lender’s receipt of all the documents required under Section II above. Lender has a reasonable time (one (1) Business Day under ordinary circumstances) to examine Borrower’s Warehousing Advance Request and the related documents to be delivered by Borrower before funding the requested Warehousing Advance, and may reject any Mortgage Loan that does not meet the requirements of this Exhibit, the Agreement or of the related Purchase Commitment.

In accordance with the Escrow Letter, if applicable, disbursement will be authorized only after the settlement attorney or closing counsel takes possession, on behalf of Lender, of the signed Mortgage Note, endorsed by Borrower in blank and without recourse, and the title company is prepared to issue its title insurance policy. Immediately after disbursement, the settlement attorney, the closing attorney or title company (herein, the “Closing Agent”) must hold the original Mortgage Note as bailee for Lender and send directly to Fannie Mae, or send to Lender upon request. In the event the Pledged Loan is not closed and the related Mortgage submitted for recording by 4:30 p.m. (Pittsburgh, Pennsylvania time) on the date of the Warehousing Advance, the Closing Agent must return the Warehousing Advance immediately to the account specified in Lender’s escrow instructions unless otherwise approved by Lender prior to such time; provided, however, that the Warehousing Advance may remain with the title company for up to two (2) Business Days with prior written notice to Lender and, if longer than two (2) Business Days, with prior written approval of Lender.

Exhibit B-1- FNMA/DUS Page 2

The foregoing arrangements, which permit Lender to fund the Warehousing Advance after the Mortgage Note has been delivered to a third person on behalf of, and as agent and bailee for, Lender, and before the Mortgage Note is received by Lender, are for the convenience of Borrower. Borrower retains all risk of loss or nondelivery of the Mortgage Note, and Lender does not have any liability or responsibility for those risks.

For any Warehousing Advance relating to a Pre-funded Mortgage Loan, the parties shall not engage a Closing Agent or utilize an Escrow Letter.

III.	On The Warehousing Advance Date, Lender must receive the following:

1.	For any Warehousing Advance other than one relating to a Pre-funded Mortgage Loan, the following:

(a)	A sources and uses statement prepared by Borrower.

(b)	A copy of the Mortgage Note made by the Mortgagor in favor of Borrower, executed by the Mortgagor.

(c)	A copy of the unrecorded, undated and in blank, assignment of the Mortgage in the form attached hereto as Exhibit P.

(d)	A copy of the first page of the title insurance policy or the title insurance commitment to issue a policy marked to show the final policy exceptions, which:

(i)             Names as insured Borrower and/or the Investor, and their successors and assigns, as their interests may appear;

(ii)            Shows effective date and time which is as of the date and time of disbursement of the Warehousing Advance from escrow; and

(iii)            Sets forth an insured amount which is equal to or greater than the aggregate Warehousing Advance amount.

(e)	A bailee agreement executed by Borrower’s closing counsel, in the form of (a) Exhibit N-1 if the closing counsel is also acting as the settlement attorney with respect to the Warehousing Advance funds or (b) Exhibit N-3 if the closing counsel is not acting as the settlement attorney with respect to the Warehousing Advance funds, whereby in either case the closing counsel agrees that it will hold the original Mortgage Note as bailee for Lender and send directly to Fannie Mae, or send to Lender upon request.

Exhibit B-1- FNMA/DUS Page 3

(f)	Written notice by electronic mail or facsimile authorizing Lender to disburse funds to the Escrow Agent as set forth in the Escrow Letter, to be held in trust by the Escrow Agent pending the Borrower’s authorization to release such funds.

(g)	Documents that are reasonably requested by Lender.

2.	For any Warehousing Advance relating to a Pre-funded Mortgage Loan, the following:

(a)	A sources and uses statement prepared by Borrower.

(b)	The original Mortgage Note made by the Mortgagor in favor of Borrower, executed by the Mortgagor.

(c)	The original unrecorded, undated and in blank, assignment of the Mortgage in the form attached hereto as Exhibit P.

(d)	A copy of the first page of the title insurance policy or the title insurance commitment to issue a policy marked to show the final policy exceptions, which:

(i)             Names as insured Borrower and/or the Investor, and their successors and assigns, as their interests may appear;

(ii)            Shows the recording date of the Mortgage as being prior to the date of the Warehousing Advance; and

(iii)           Sets forth an insured amount which is equal to or greater than the aggregate Warehousing Advance amount.

(e)	Documents that are reasonably requested by Lender

IV.	As soon as possible following the Warehousing Advance Date, and no later than One (1) Business Day after the Warehousing Advance Date, Lender or Investor must receive the following:

1.	If required by the Investor, the original Mortgage Note, endorsed by Borrower in blank and without recourse, sent by overnight delivery.

2.	A copy of the closing statement.

V.	As soon as possible following the Warehousing Advance Date, and no later than Two (2) Business Days prior to the date the Investor or the Approved Custodian must receive the Pledged Loan, Lender must receive the following:

1.	If requested by Lender, the original unrecorded, undated and in blank, assignment of the Mortgage, in the form attached hereto as Exhibit P, sent by overnight delivery.

2.	The remainder of the documents required for shipping to the Investor as specified by the Investor or in the applicable Seller/Servicer Guide or to an Approved Custodian for the Investor, including the original release documents required by the Investor.

Exhibit B-1- FNMA/DUS Page 4

3.	Documents that are reasonably requested by Lender.

VI.	As soon as possible following the Warehousing Advance Date, and no later than Two (2) Business Days prior to the date the Investor or the Approved Custodian must receive the Pledged Loan, Lender must receive the following:

1.	Signed shipping instructions for the delivery of the Pledged Loan, including the following:

(a)	Name and address of the Investor or the Approved Custodian to which the Collateral Documents are to be shipped, the desired shipping date and the preferred method of delivery (which must be a shipper ordinarily utilized by Lender) with Borrower’s billing account information for such shipper (or alternatively a pre-labeled envelope);

(b)	Date by which the Investor or the Approved Custodian must receive the Pledged Loan; and

(c)	Instructions for endorsement of the Mortgage Note.

2.	For Other Fannie Mae Mortgage Loans and Fannie Mae DUS Mortgage Loans, the following additional documents must be received to the extent applicable:

(a)	Executed bailee letter with the appropriate applicable Schedule (in form approved by Fannie Mae and Lender).

3.	For cash payments, the signed original Wire Transfer Request (Fannie Mae Form 4639) or Fannie Mae Wiring Instructions printed from the C&D System, specifying the applicable Lender’s Account as the receiving account for loan purchase proceeds. Wire instructions are as follows:

PNC Bank, NA

249 Fifth Avenue

Pittsburgh, PA 15222

800-669-1518

ABA Routing:

Account Name:

Account Number:

Attention: Tracy Kowcheck

Deal Name: Walker & Dunlop LLC

Exhibit B-1- FNMA/DUS Page 5

4.	If a Mortgage-backed Security is to be issued by Fannie Mae, a copy of the Fannie Mae Wiring Instructions printed from the C&D System, instructing Fannie Mae to issue the Mortgage-backed Security in Borrower’s name and to deliver the Pledged Security to Lender’s custody account at Lender using the following instructions:

Federal Reserve Bank of Cleveland

ABA #:

ACCOUNT NAME:

ACCOUNT #:

REF:

5.	If a Mortgage-backed Security is to be issued, completed and signed Security Delivery Instructions, in the form attached as Schedule I to this Exhibit.

Notwithstanding anything to the contrary herein, Borrower shall comply with any requirements specified by the Investor or in the applicable Seller/Servicer Guide with respect to the original Collateral Documents.

Exhibit B-1- FNMA/DUS Page 6

Schedule I To Exhibit B-1 – FNMA/DUS

PNC BANK, N.A.

SECURITY DELIVERY INSTRUCTIONS

INSTRUCTIONS MUST BE RECEIVED TWO (2) BUSINESS DAYS IN ADVANCE OF PICK-UP/DELIVERY

BOOK-ENTRY DATE:	SETTLEMENT DATE:

ISSUER:	SECURITY: $

(For Borrower):[_________]

(For Borrower):[____________]

CUSIP NO. _____________________

Pool No.  ____________ MI No.  _____________

Coupon Rate:______________________

Issue Date (M/D/Y): _________________ Maturity Date (M/D/Y): _______________

POOL TYPE:

DELIVERY INSTRUCTIONS:         DVP AMOUNT $

AUTHORIZED SIGNATURE: _________________________

                                                               TITLE: ___________________

Schedule I to

Exhibit B-1- FNMA/DUS

Exhibit B-2-A – FHA/GNMA

PROCEDURES AND DOCUMENTATION FOR WAREHOUSING

FHA PERMANENT MORTGAGE LOANS, FHA CONSTRUCTION MORTGAGE

LOANS, AND RELATED GINNIE MAE MORTGAGE-BACKED SECURITIES

Walker & Dunlop, LLC, a Delaware limited liability company (“Borrower”) must observe the following procedures and documentation requirements in all respects. All documents must be satisfactory to PNC Bank, N.A., a national banking association (“Lender”) in its sole discretion. Capitalized terms used in this Exhibit without further definition have the meanings set forth in the Second Amended and Restated Warehousing Credit and Security Agreement between Borrower and Lender (as amended, restated, renewed or replaced, the “Agreement”). HUD form numbers used in this Exhibit are for convenience only and Borrower must use the equivalent forms required at the time of delivery of a Pledged Mortgage or a Pledged Security.

I.	At least Three (3) Business Days prior to the Warehousing Advance Date, Lender must receive a letter signed by Borrower providing the following information on the Pledged Mortgage or Security:

1.	Mortgagor’s name.

2.	Project Name.

3.	Borrower’s case/loan number.

4.	HUD’s case/loan number.

5.	Location of project.

6.	Mortgage Note Amount.

7.	Expected Warehousing Advance date.

8.	Name and address of Borrower’s counsel to be present at closing.

9.	Name, street address, e-mail address, telephone number and telecopier number of title company and settlement attorney and contact person. Must identify who will be responsible for custody of closing documents and delivery of required items to Lender.

10.	In the event Borrower self-funded the Mortgage Loan with unencumbered funds (herein a “Pre-funded Mortgage Loan”), then in the alternative to clause I, 9 above, the original closing date of the Pre-funded Mortgage Loan.

Upon receipt of Borrower’s letter required under this Section I, in form and substance satisfactory to Lender, Lender will issue its closing instructions letter to Borrower’s counsel and its escrow instructions letter to the settlement attorney involved with the transaction.

Exhibit B-2-A-1

II.	At least One (1) Business Day prior to the Warehousing Advance Date, Borrower will send to Lender, for receipt before 11:00 a.m. (Pittsburgh, Pennsylvania time) the following Business Day, the following:

1.	A copy via electronic mail of the Warehousing Advance Request subject to changes to be communicated in writing by Borrower to Lender before 11:00 a.m. (Pittsburgh, Pennsylvania time) on the day of the Warehousing Advance.

2.	A letter from Borrower providing the following additional information on the Pledge Loan:

(a)	Note Rate.

(b)	Name of Investor.

(c)	Discount (if any).

3.	A sources and uses statement prepared by Borrower must be delivered on the date of the Warehousing Advance, prior to funding (but a copy of the closing settlement statement shall be delivered to Lender following the Warehousing Advance).

4.	A completed and executed Loan Disbursement Authorization in the form attached hereto as Exhibit O.

5.	Copy of current FHA Firm Commitment to insure.

6.	If no mortgage-backed Security is to be issued, a copy of the Purchase Commitment (which must conform to the requirements of the Agreement) for the Pledged Mortgage (or the original thereof if requested by Lender).

7.	If a mortgage-backed Security is to be issued, a copy of the Purchase Commitment or trade confirmation for the mortgage-backed Security (or the original thereof if requested by Lender).

8.	Original or facsimile of Lender’s closing instructions letter to Borrower’s attorney, countersigned by the attorney involved with transaction. The foregoing conditions shall not be applicable in the event the Warehousing Advance is to be used to reimburse Borrower for any Pre-funded Mortgage Loan.

9.	Original, facsimile or other electronic copy of Lender’s escrow instructions letter to the settlement attorney, countersigned by an authorized representative of the settlement attorney involved with the transaction, in a form substantially similar to that attached hereto as (a) Exhibit N-1 if the settlement attorney will also be acting as the bailee with respect to the Mortgage Note or (b) Exhibit N-2 if the settlement attorney will not be acting as the bailee with respect to the Mortgage Note (the “Escrow Letter”). The foregoing conditions shall not be applicable in the event the Warehousing Advance is to be used to reimburse Borrower for any Pre-funded Mortgage Loan.

Exhibit B-2-A-2

10.	For FHA Construction Mortgage Loans, a copy of the Application for Insurance of Advance of Mortgage Proceeds (HUD Form 92403) to be submitted to HUD.

No Warehousing Advance will be made by Lender prior to Lender’s receipt of all documents required under Section II above. Lender has a reasonable time (one (1) Business Day under ordinary circumstances) to examine Borrower’s Warehousing Advance Request and the related documents to be delivered by Borrower before funding the requested Warehousing Advance, and may reject any Eligible Mortgage that does not meet the requirements of this Exhibit, the Agreement or of the related Purchase Commitment.

In accordance with the Escrow Letter, if applicable, in the event the Pledged Loan is not closed and the related Mortgage submitted for recording by 4:30 p.m. (Pittsburgh, Pennsylvania time) on the date of the Warehousing Advance, the settlement attorney or closing counsel must return the Warehousing Advance immediately to the account specified in Lender’s escrow instructions, unless otherwise approved by Lender prior to such time; provided, however, that the Warehousing Advance may remain with the title company for up to two (2) Business Days with prior written notice to Lender, and if longer than two (2) Business Days, with prior written approval of Lender.

The foregoing arrangements, which permit Lender to fund the Warehousing Advance after the Mortgage Note has been delivered to a third person on behalf of, and as agent and bailee for, Lender, and before the Mortgage Note is received by Lender, are for the convenience of Borrower. Borrower retains all risk of loss or non-delivery of the Mortgage Note, and Lender does not have any liability or responsibility for those risks.

For any Warehousing Advance relating to a Pre-funded Mortgage Loan, the parties shall not engage a settlement attorney or closing counsel, or utilize an Escrow Letter.

III.	On the Warehousing Advance Date, Lender must receive the following:

1.	For any Warehousing Advance other than one relating to a Pre-funded Mortgage Loan, the following:

(a)	A sources and uses statement prepared by Borrower.

(b)	A copy of the Mortgage Note made by the Mortgagor in favor of Borrower, executed by the Mortgagor and endorsed for insurance by HUD.

(c)	A copy of the unrecorded, undated and in blank, assignment of the Mortgage, in the form attached hereto as Exhibit P.

(d)	A copy of the first page of the title insurance policy or the title insurance commitment to issue a policy marked to show the final policy exceptions, which:

(i)            Names as insured the “Mortgagee and/or the Secretary of the Department of Housing and Urban Development, and their successors and assigns, as their interests may appear.”

Exhibit B-2-A-3

(ii)           Shows an effective date and time that is (i) as of the date and time of disbursement of the Warehousing Advance from escrow, or (ii) in the event the Warehousing Advance relates to a Pre-funded Mortgage Loan, as of the date and time of the recording of the Mortgage.

(iii)           Sets forth an insured amount that is equal to or greater than the aggregate Warehousing Advance amount.

(e)	To the extent applicable, a bailee agreement executed by Borrower’s closing counsel, in the form of (a) Exhibit N-1 if the closing counsel is also acting as the settlement attorney with respect to the Warehousing Advance funds or (b) Exhibit N-3 if the closing counsel is not acting as the settlement attorney with respect to the Warehousing Advance funds, whereby in either case the closing counsel agrees that it will hold the original Mortgage Note as bailee for Lender, or, if held by the HUD attorney, make arrangements to receive the original Mortgage Note and hold such original Mortgage Note as bailee for Lender, and, if applicable, deliver the original Mortgage Note to an Approved Custodian.

(f)	To the extent applicable, written notice by electronic mail or facsimile authorizing Lender to disburse funds to the Escrow Agent as set forth in the Escrow Letter, to be held in trust by the Escrow Agent pending the Borrower’s authorization to release such funds.

(g)	Documents that are reasonably requested by Lender.

(h)	For FHA Construction Mortgage Loans, a copy of the Application for Insurance of Advance of Mortgage Proceeds (HUD Form 92403), signed by an authorized representative of HUD.

2.	For any Warehousing Advance relating to a Pre-funded Mortgage Loan, the following:

(a)	A sources and uses statement prepared by Borrower.

(b)	The original Mortgage Note made by the Mortgagor in favor of Borrower, executed by the Mortgagor and endorsed for insurance by HUD.

(c)	The original unrecorded, undated and in blank, assignment of the Mortgage, in the form attached hereto as Exhibit P.

(d)	A copy of the first page of the title insurance policy or the title insurance commitment to issue a policy marked to show the final policy exceptions, which

(i)             Names as insured Borrower and/or the Investor, and their successors and assigns, as their interest may appear;

(ii)            Shows the recording date of the Mortgage as being prior to the date of the Warehousing Advance; and

Exhibit B-2-A-4

(iii)           Sets forth an insured amount which is equal to or greater than the aggregate Warehousing Advance amount.

(e)	Documents that are reasonably requested by Lender.

(f)	For FHA Construction Mortgage Loans, a copy of the Application for Insurance of Advance of Mortgage Proceeds (HUD Form 92403), signed by an authorized representative of HUD.

IV.	FOR SUBSEQUENT WAREHOUSING ADVANCES FOR FHA CONSTRUCTION MORTGAGE LOAN: AT LEAST ONE (1) BUSINESS DAY PRIOR TO THE DATE OF THE WAREHOUSING ADVANCE LENDER MUST RECEIVE THE FOLLOWING:

1.	A copy via electronic mail of the Warehousing Advance Request subject to changes to be communicated in writing by Borrower to Lender before 11:00 a.m. (Pittsburgh, Pennsylvania time) on the day of the Warehousing Advance.

2.	An Application for Insurance of Advance of Mortgage Proceeds (HUD Form 92403), signed by an authorized representative of HUD.

V.	FOR SUBSEQUENT WAREHOUSING ADVANCES FOR FHA CONSTRUCTION MORTGAGE LOAN: ON THE DAY OF THE WAREHOUSING ADVANCE LENDER MUST RECEIVE THE FOLLOWING

1.	Lender must receive evidence of the insurance coverage in an amount equal to the amount of the Warehousing Advance with a copy of the title insurance policy endorsement immediately following closing.

VI.	As soon as possible after the Warehousing Advance Date, and no later than Two (2) Business Days prior to the date the Investor or the Approved Custodian must receive the Pledged Mortgage, Lender or Investor must receive:

1.	If requested by Lender, the original unrecorded, undated and in blank, assignment of the Mortgage, in the form attached hereto as Exhibit P, sent by overnight delivery.

2.	The remainder of the documents required for shipping to the Investor as specified by the Investor or in the applicable Seller/Servicer Guide or to an Approved Custodian for the Investor, including the original release documents required by the Investor.

3.	Documents that are reasonably requested by Lender, including a copy of the closing settlement statement.

Exhibit B-2-A-5

VII.	As soon as possible after the Warehousing Advance Date, and no later than Two (2) Business Days prior to the date the Investor or the Approved Custodian must receive the Pledged Mortgage, Lender must receive signed shipping instructions for the delivery of the Pledged Loan, including the following:

1.	Name and address of the Investor or the Approved Custodian to which the Collateral Documents are to be shipped, the desired shipping date and the preferred method of delivery (which must be a shipper utilized by Lender), with Borrower’s billing account information for such shipper (or alternatively a pre-labeled envelope).

2.	Name of the project securing the Pledged Loan.

3.	Date by which the Investor or the Approved Custodian must receive the Pledged Loan.

4.	Instructions for endorsement of the Mortgage Note. For an FHA Construction Mortgage Loan, Lender will, if instructed, endorse and deliver the Mortgage Note following the initial Warehousing Advance for that Mortgage Loan.

5.	Completed but not signed Release of Security Interest (HUD Form 11711A), to be signed and delivered by Lender. With respect to Warehousing Advances against FHA Construction Mortgage Loans, Lender will only sign and deliver a Release of Security Interest (HUD Form 11711A) for the initial and the last Warehousing Advances for that Mortgage Loan.

Notwithstanding anything to the contrary herein, Borrower shall comply with any requirements specified by the Investor or in the applicable Seller/Servicer Guide with respect to the original Collateral Documents.

VIII.	If A Ginnie Mae Security is to be issued, as soon as possible following Closing, but no later than Two (2) Business Days prior to Settlement Date for a Security, Lender must receive:

1.	A signed copy of the Schedule of Subscribers (HUD Form HUD-11705), instructing Ginnie Mae to issue the mortgage-backed Security in Borrower’s name, and to deliver the Security to Lender’s custody account at the Federal Reserve Bank of Cleveland (ABA , For:, Reference: ).

2.	Completed and signed Securities Delivery Instructions, in the form set forth below in this Exhibit.

Upon receipt of a Security, Lender will deliver the Security to the Investor that issued the Purchase Commitment for the Security. The Security will be released to the Investor only upon payment of the purchase proceeds to Lender. Cash proceeds of the sale of a Pledged Loan or a Security will be applied to the related Warehousing Advance. As long as no Default or Event of Default exists, Lender will return any excess proceeds from the sale of a Pledged Loan or a Security to Borrower (by transfer to Borrower’s Operating Account), unless otherwise instructed in writing.

Exhibit B-2-A-6

OPERATING ACCOUNT#:

SCHEDULE I TO EXHIBIT B-2-A– FHA/GNMA

PNC BANK, N.A.

SECURITY DELIVERY INSTRUCTIONS

INSTRUCTIONS MUST BE RECEIVED TWO (2) BUSINESS DAYS IN ADVANCE OF PICK-UP/ DELIVERY

BOOK-ENTRY DATE:	SETTLEMENT DATE:

ISSUER:

$	SECURITY:

NO. OF CERTIFICATES:	1)
2)
3)

CUSIP NO.:

Pool No.	MI No.	Coupon Rate:
Issue Date (MM/DD/YYYY):		Maturity Dated (MM/DD/YYYY):

POOL TYPE (circle one):
Ginnie Mae:	GINNIE MAE I	GINNIE MAE II

Fannie Mae:	FIXED ARM	DISCOUNT NOTE DEBENTURES REMIC

DELIVER TO:		( ) Versus Payment
DVP AMOUNT $
DELIVER TO:		( ) Versus Payment
DVP AMOUNT $
DELIVER TO:		( ) Versus Payment
DVP AMOUNT $

CLIENT:

PROJECT:

AUTHORIZED SIGNATURE:

TITLE:

Schedule 1 to
Exhibit B-2-A

Exhibit B-2-B – FHA Modified Mortgage Loan

PROCEDURES AND DOCUMENTATION FOR WAREHOUSING

FHA MODIFIED MORTGAGE LOANS

AND RELATED GINNIE MAE MORTGAGE-BACKED SECURITIES

Walker & Dunlop, LLC, a Delaware limited liability company (“Borrower”) must observe the following procedures and documentation requirements in all respects. All documents must be satisfactory to PNC Bank, N.A., a national banking association (“Lender”) in its sole discretion. Capitalized terms used in this Exhibit without further definition have the meanings set forth in the Second Amended and Restated Warehousing Credit and Security Agreement among Borrower, Lender party thereto and Lender (as amended, restated, renewed or replaced, the “Agreement”). HUD form numbers used in this Exhibit are for convenience only and Borrower must use the equivalent forms required at the time of delivery of a Pledged Mortgage or a Pledged Security.

I.	At least Three (3) Business Days prior to the Warehousing Advance Date, Lender must receive a letter signed by Borrower providing the following information on the Pledged Mortgage or Security, together with the noted Mortgage Loan Documents:

1.	Mortgagor’s name.

2.	Project Name.

3.	Borrower’s case/loan number.

4.	HUD’s case/loan number.

5.	Location of project.

6.	Mortgage Note Amount.

7.	Existing Security Balance/Expected Advance Amount.

8.	Expected Warehousing Advance date.

9.	Evidence that the prepayment premium associated with the existing Ginnie Mae security has been deposited by Borrower into the Borrower’s Ginnie Mae P&I Account.

10.	Name and address of Borrower’s counsel for the Mortgage Loan modification.

11.	Copies of the following Loan Documents:

(a)	Existing Note,

(b)	Existing Mortgage,

(c)	Existing Regulatory Agreement, if requested by Lender,

Exhibit B-2-B-1

(d)	Existing Security Agreement if requested by Lender, and

(e)	Ginnie Mae Approval Letter.

12.	Copies of the proposed Loan modification documents (the “Mortgage Loan Modification Documents”):

(a)	Proposed Allonge to Mortgage Note, as consented to by HUD, and

(b)	Proposed Modification of Mortgage Note, Mortgage, Regulatory Agreement and Security Agreement, each to the extent applicable, and as approved by HUD.

II.	At least One (1) Business Day prior to the Warehousing Advance Date, Borrower will send to Lender, for receipt before 11:00 a.m. (Pittsburgh, Pennsylvania time) the following Business Day, the following:

1.	A copy via electronic mail of the Warehousing Advance Request subject to changes to be communicated in writing by Borrower to Lender before 11:00 a.m. (Pittsburgh, Pennsylvania time) on the day of the Warehousing Advance.

2.	A letter from Borrower providing the following additional information on the Pledge Loan:

(a)	Note Rate.

(b)	Name of Investor.

(c)	Discount (if any).

3.	A sources and uses statement prepared by Borrower must be delivered on the date of the Warehousing Advance, prior to funding (but a copy of the closing settlement statement shall be delivered to Lender following the Warehousing Advance).

4.	A completed and executed Loan Disbursement Authorization in the form attached hereto as Exhibit O.

5.	Copy of the HUD Approval Letter.

6.	A copy of the Purchase Commitment or trade confirmation for the new mortgage-backed Security (or the original thereof if requested by Lender).

No Warehousing Advance will be made by Lender prior to Lender’s receipt of all documents required under Section II above. Lender has a reasonable time (one (1) Business Day under ordinary circumstances) to examine Borrower’s Warehousing Advance Request and the related documents to be delivered by Borrower before funding the requested Warehousing Advance, and may reject any Eligible Mortgage that does not meet the requirements of this Exhibit, the Agreement or of the related Purchase Commitment.

Exhibit B-2-B-2

III.	On the Warehousing Advance Date, Lender must receive copies of the following via electronic mail:

1.	For any Warehousing Advance other than one relating to a Mortgage that Borrower, self-funded with unencumbered funds (herein a “Pre-funded Mortgage Loan”), the following:

(a)	A sources and uses statement prepared by Borrower.

(b)	The fully executed Mortgage Loan Modification Documents, as endorsed for insurance by HUD.

(c)	The unrecorded, undated and in blank, assignment of the Mortgage, in the form attached hereto as Exhibit P.

(d)	A copy of the first page of the existing title insurance policy obtained in connection with the closing of the existing Mortgage Loan (or a copy of any title update made in connection with a Mortgage Loan Modification), which:

(i)            Names as insured the “Mortgagee and/or the Secretary of the Department of Housing and Urban Development, and their successors and assigns, as their interests may appear.”

(ii)            Sets forth an insured amount that is equal to or greater than the aggregate Warehousing Advance amount.

(e)	Documents that are reasonably requested by Lender.

2.	For any Warehousing Advance relating to a Pre-funded Mortgage Loan, the following:

(a)	A sources and uses statement prepared by Borrower.

(b)	The fully executed Mortgage Loan Modification Documents, as endorsed for insurance by HUD.

(c)	An original of the unrecorded, undated and in blank, assignment of the Mortgage, in the form attached hereto as Exhibit P.

(d)	A copy of the first page of the existing title insurance policy obtained in connection with the closing of the existing Mortgage Loan (or a copy of any title update made in connection with a Mortgage Loan Modification), which:

(i)            Names as insured the “Mortgagee and/or the Secretary of the Department of Housing and Urban Development, and their successors and assigns, as their interests may appear.”

(ii)            Sets forth an insured amount that is equal to or greater than the aggregate Warehousing Advance amount.

(e)	Documents that are reasonably requested by Lender.

Exhibit B-2-B-3

IV.	As soon as possible after the Warehousing Advance Date, and no later than Two (2) Business Days prior to the date the Investor or the Approved Custodian must receive the Pledged Mortgage Loan Modification Documents, Lender must receive:

1.	If requested by Lender, the original unrecorded, undated and in blank, assignment of the Mortgage, in the form attached hereto as Exhibit P, sent by overnight delivery.

2.	The remainder of the documents required for shipping to the Investor as specified by the Investor or in the applicable Seller/Servicer Guide or to an Approved Custodian for the Investor, including the original release documents required by the Investor.

3.	Documents that are reasonably requested by Lender, including a copy of the closing settlement statement.

V.	As soon as possible after the Warehousing Advance Date, and no later than Two (2) Business Days prior to the date the Investor or the Approved Custodian must receive the Pledged Mortgage Loan Modification Documents, Lender must receive signed shipping instructions for the delivery of the Pledged Mortgage Loan Modification Documents, including the following:

1.	Name and address of the Investor or the Approved Custodian to which the Collateral Documents are to be shipped, the desired shipping date and the preferred method of delivery (which must be a shipper utilized by Lender), with Borrower’s billing account information for such shipper (or alternatively a pre-labeled envelope).

2.	Name of the project securing the Pledged Loan.

3.	Date by which the Investor or the Approved Custodian must receive the Pledged Loan.

4.	Instructions for endorsement of the Mortgage Loan Modification Documents.

5.	Completed but not signed Release of Security Interest (HUD Form 11711A), to be signed and delivered by Lender.

Notwithstanding anything to the contrary herein, Borrower shall comply with any requirements specified by the Investor or in the applicable Seller/Servicer Guide with respect to the original Collateral Documents.

VI.	As soon as possible following Closing, but no later than Two (2) Business Days prior to Settlement Date for a Security, Lender must receive:

1.	A signed copy of the Schedule of Subscribers (HUD Form HUD-11705), instructing Ginnie Mae to issue the mortgage-backed Security in Borrower’s name, and to deliver the Security to Lender’s custody account at the Federal Reserve Bank of Cleveland (ABA, For:, Reference: ).

2.	Completed and signed Securities Delivery Instructions, in the form set forth below in this Exhibit.

Upon receipt of a Security, Lender will deliver the Security to the Investor that issued the Purchase Commitment for the Security. The Security will be released to the Investor only upon payment of the purchase proceeds to Lender. Cash proceeds of the sale of a Security will be applied to the related Warehousing Advance. As long as no Default or Event of Default exists, Lender will return any excess proceeds from the sale of a Pledged Loan or a Security to Borrower (by transfer to Borrower’s Operating Account), unless otherwise instructed in writing.

Exhibit B-2-B-4

OPERATING ACCOUNT#:

SCHEDULE I TO EXHIBIT B-2-B– FHA MODIFIED MORTGAGE LOAN

PNC BANK, N.A.

SECURITY DELIVERY INSTRUCTIONS

INSTRUCTIONS MUST BE RECEIVED TWO (2) BUSINESS DAYS IN ADVANCE OF PICK-UP/ DELIVERY

BOOK-ENTRY DATE:	SETTLEMENT DATE:

ISSUER:

$	SECURITY:

NO. OF CERTIFICATES:	1)
2)
3)

CUSIP NO.:

Pool No.	MI No.	Coupon Rate:
Issue Date (MM/DD/YYYY):		Maturity Dated (MM/DD/YYYY):

POOL TYPE (circle one):
Ginnie Mae:	GINNIE MAE I	GINNIE MAE II

Fannie Mae:	FIXED ARM	DISCOUNT NOTE DEBENTURES REMIC

DELIVER TO:		( ) Versus Payment
DVP AMOUNT $
DELIVER TO:		( ) Versus Payment
DVP AMOUNT $
DELIVER TO:		( ) Versus Payment
DVP AMOUNT $

CLIENT:

PROJECT:

AUTHORIZED SIGNATURE:

TITLE:

Schedule I to
Exhibit B-2-B

EXHIBIT B-3-A – FREDDIE MAC MULTIFAMILY OPTIGO LOANS

PROCEDURES FOR DOCUMENTING WAREHOUSING ADVANCES

PROCEDURES AND DOCUMENTATION FOR WAREHOUSING

FREDDIE MAC MULTIFAMILY OPTIGO LOANS

Walker & Dunlop, LLC, a Delaware limited liability company (“Borrower”) must observe the following procedures and documentation requirements in all respects. All documents must be satisfactory to PNC Bank, N.A., a national banking association (the “Lender”) in its sole discretion. Capitalized terms used in this Exhibit without further definition have the meanings set forth in the Second Amended and Restated Warehousing Credit and Security Agreement among Borrower, Lender, and Lender party thereto (as amended, restated, renewed or replaced, the “Agreement”). Freddie Mac form numbers used in this Exhibit are for convenience only and Borrower must use the equivalent forms required at the time of delivery of a Pledged Loan or a Pledged Security.

I.	At least Three (3) Business Days prior to the Warehousing Advance Date, Lender must receive a letter signed by Borrower, providing the following information on the Pledged Loan:

1.	Mortgagor’s name.

2.	Project name.

3.	Borrower’s case/loan number.

4.	Location of project.

5.	Mortgage Note Amount.

6.	Expected Warehousing Advance Date.

7.	Name and address of Borrower’s counsel to be present at closing.

8.	Name, street address, e-mail address, telephone number and telecopier number of title company and settlement attorney and contact person. Must identify who will be responsible for custody of closing documents and delivery of required items to Lender.

9.	In the event Borrower self-funded the Mortgage Loan with unencumbered funds (herein a “Pre-funded Mortgage Loan”), then in the alternative to clause I, 7 above, the original closing date of the Pre-funded Mortgage Loan.

Upon receipt of Borrower’s letter required under this Section I, in form and substance satisfactory to Lender, Lender will issue its escrow instructions letter to the title company or the settlement attorney, to the extent applicable.

Exhibit B-3-A-1

II.	At least One (1) Business Day prior to the Warehousing Advance Date, Borrower will send to Lender, for receipt before 11:00 a.m. (Pittsburgh, Pennsylvania time) the following Business Day, the following:

1.	A copy via electronic mail of the Warehousing Advance Request subject to changes to be communicated in writing by Borrower to Lender before 11:00 a.m. (Pittsburgh, Pennsylvania time) on the day of the Warehousing Advance.

2.	A letter from Borrower providing the following additional information on the Pledge Loan:

(a)	Note Rate.

(b)	Name of Investor.

(c)	Discount (if any).

3.	A sources and uses statement prepared by Borrower must be delivered on the date of the Warehousing Advance, prior to funding (but a copy of the closing settlement statement shall be delivered to Lender following the Warehousing Advance).

4.	A completed and executed Loan Disbursement Authorization in the form attached hereto as Exhibit O.

5.	A copy of the executed Purchase Commitment (which must conform to requirements of the Agreement).

6.	Original, copy vial electronic mail or facsimile of Lender’s escrow instructions letter to the settlement attorney, countersigned by an authorized representative of the settlement attorney involved with the transaction, in a form substantially similar to that attached hereto as (a) Exhibit N-1 if the settlement attorney will also be acting as the bailee with respect to the Mortgage Note or (b) Exhibit N-2 if the settlement attorney will not be acting as the bailee with respect to the Mortgage Note. (the “Escrow Letter”). The foregoing conditions shall not be applicable in the event the Warehousing Advance is to be used to reimburse Borrower for a Pre-funded Mortgage Loan.

No Warehousing Advance will be made by Lender prior to Lender’s receipt of all the documents required under Section II above. Lender has a reasonable time (one (1) Business Day under ordinary circumstances) to examine Borrower’s Warehousing Advance Request and the related documents to be delivered by Borrower before funding the requested Warehousing Advance, and may reject any Mortgage Loan that does not meet the requirements of this Exhibit, the Agreement or of the related Purchase Commitment.

Exhibit B-3-A-2

In accordance with the Escrow Letter, if applicable, disbursement will be authorized only after the settlement attorney or closing counsel takes possession, on behalf of Lender, of the signed Mortgage Note, endorsed by Borrower in blank and without recourse, and the title company is prepared to issue its title insurance policy. Immediately after disbursement, the settlement attorney, the closing attorney or title company (herein, the “Closing Agent”) must send the original of the Mortgage Note to Lender for receipt by Lender on the following Business Day. In the event the Pledged Loan is not closed and the related Mortgage submitted for recording by 4:30 p.m. (Pittsburgh, Pennsylvania time) on the date of the Warehousing Advance, the Closing Agent must return the Warehousing Advance immediately to the account specified in Lender’s escrow instructions unless otherwise approved by Lender prior to such time; provided, however, that the Warehousing Advance may remain with the title company for up to two (2) Business Days with prior written notice to Lender and, if longer than two (2) Business Days, with prior written approval of Lender.

The foregoing arrangements, which permit Lender to fund the Warehousing Advance after the Mortgage Note has been delivered to a third person on behalf of, and as agent and bailee for, Lender, and before the Mortgage Note is received by Lender, are for the convenience of Borrower. Borrower retains all risk of loss or nondelivery of the Mortgage Note, and Lender has no liability or responsibility for those risks.

For any Warehousing Advance relating to a Pre-funded Mortgage Loan, the parties shall not engage a Closing Agent or utilize an Escrow Letter.

III.	On the Warehousing Advance Date, Lender must receive copies of the following via electronic mail:

1.	For any Warehousing Advance other than one relating to a Pre-funded Mortgage Loan, the following:

(a)	A sources and uses statement prepared by Borrower.

(b)	A copy of the Mortgage Note made by the Mortgagor in favor of Borrower, executed by the Mortgagor.

(c)	A copy of the unrecorded, undated and in blank, assignment of the Mortgage in the form attached hereto as Exhibit P.

(d)	A copy of the first page of the title insurance policy or the title insurance commitment to issue a policy marked to show the final policy exceptions, which:

(i)            Names as insured Borrower and/or the Investor, and their successors and assigns, as their interests may appear;

(ii)           Shows effective date and time which is as of the date and time of disbursement of the Warehousing Advance from escrow; and

(iii)          Sets forth an insured amount which is equal to or greater than the aggregate Warehousing Advance amount.

(e)	A bailee agreement executed by Borrower’s closing counsel, in the form of (a) Exhibit N-1 if the closing counsel is also acting as the settlement attorney with respect to the Warehousing Advance funds or (b) Exhibit N-3 if the closing counsel is not acting as the settlement attorney with respect to the Warehousing Advance funds, whereby in either case the closing counsel agrees that it will hold the original Mortgage Note as bailee for and on behalf of Lender and deliver it to Lender by recognized overnight delivery within One (1) Business Day after the Warehousing Advance Date.

Exhibit B-3-A-3

(f)	Written notice by electronic mail or facsimile authorizing Lender to disburse funds to the Escrow Agent as set forth in the Escrow Letter, to be held in trust by the Escrow Agent pending the Borrower’s authorization to release such funds.

(g)	Documents that are reasonably requested by Lender.

2.	For any Warehousing Advance relating to a Pre-funded Mortgage Loan, the following:

(a)	A sources and uses statement prepared by Borrower.

(b)	The original Mortgage Note made by the Mortgagor in favor of Borrower, executed by the Mortgagor.

(c)	The original unrecorded, undated and in blank, assignment of the Mortgage in the form attached hereto as Exhibit P.

(d)	A copy of the first page of the title insurance policy or the title insurance commitment to issue a policy marked to show the final policy exceptions, which:

(i)            Names as insured Borrower and/or the Investor, and their successors and assigns, as their interests may appear;

(ii)           Shows the recording date of the Mortgage as being prior to the date of the Warehousing Advance; and

(iii)          Sets forth an insured amount which is equal to or greater than the aggregate Warehousing Advance amount.

(e)	Documents that are reasonably requested by Lender.

(f)	A sources and uses statement prepared by Borrower.

IV.	As soon as possible following the Warehousing Advance Date, and no later than One (1) Business Day after the Warehousing Advance Date, Lender or Investor must receive the following:

1.	If required by the Investor, the original signed Mortgage Note, endorsed by Borrower in blank and without recourse.

2.	A copy of the closing settlement statement.

Exhibit B-3-A-4

V.	As soon as possible after the Warehousing Advance Date, and no later than Two (2) Business Days prior to the date the Investor or the Approved Custodian must receive the Pledged Mortgage, Lender must receive:

1.	If requested by Lender, the original unrecorded, undated and in blank assignment of the Mortgage, in the form attached hereto as Exhibit P, sent by overnight delivery.

2.	The remainder of the documents required for shipping to the Investor as specified by the Investor or in the applicable Seller/Servicer Guide or to an Approved Custodian for the Investor, including the original release documents required by the Investor.

3.	Documents that are reasonably requested by Lender.

VI.	As soon as possible following the Warehousing Advance Date, and no later than Two (2) Business Days prior to the date the Investor or the Approved Custodian must receive the Pledged Loan, Lender must receive the following:

1.	Signed shipping instructions for the delivery of the Pledged Loan, including the following:

(a)	Name and address of the Investor or the Approved Custodian to which the Collateral Documents are to be shipped, the desired shipping date and the preferred method of delivery (which must be a shipper utilized by Lender), with Borrower’s billing account information for such shipper (or alternatively a pre-labeled envelope);

(b)	Name of project securing the Pledged Loan;

(c)	Date by which the Investor or the Approved Custodian must receive the Pledged Loan; and

(d)	Instructions for endorsement of the Mortgage Note.

2.	For Freddie Mac Multifamily Optigo Loans, the following additional documents must be received:

(a)	For cash payments, the signed original Wire Transfer Authorization for a Cash Warehouse Delivery (Multifamily) (Freddie Mac Form 987M), specifying the Cash Collateral Account as the receiving account for loan purchase proceeds.

(b)	Warehouse Lender Release of Security Interest (Multifamily) (Freddie Mac Form 996M).

3.	The remainder of the documents required for shipping to the Investor, as specified by the Investor or in the applicable seller/servicer guide.

Exhibit B-3-A-5

Notwithstanding anything to the contrary herein, Borrower shall comply with any requirements specified by the Investor or in the applicable Seller/Servicer Guide with respect to the original Collateral Documents..

Exhibit B-3-A-6

EXHIBIT B-3-B – FREDDIE MAC DIRECT PURCHASE MORTGAGE LOANS

PROCEDURES FOR DOCUMENTING WAREHOUSING ADVANCES

PROCEDURES AND DOCUMENTATION FOR WAREHOUSING

FREDDIE MAC DIRECT PURCHASE MORTGAGE LOANS

Walker & Dunlop, LLC, a Delaware limited liability company (“Borrower”) must observe the following procedures and documentation requirements in all respects. All documents must be satisfactory to PNC Bank, N.A., a national banking association (the “Lender”) in its sole discretion. Capitalized terms used in this Exhibit without further definition have the meanings set forth in the Second Amended and Restated Warehousing Credit and Security Agreement among Borrower, Lender, and Lender party thereto (as amended, restated, renewed or replaced, the “Agreement”). For purposes of these procedures applicable to Freddie Mac Direct Purchase Mortgage Loans, the term “Mortgage Loan” as used herein shall mean collectively, the Funding Loan to be made by Borrower to the Governmental Lender, and the Project Loan to be made by the Governmental Lender to the Mortgagor, and collaterally assigned by the Governmental Lender to Borrower as security for the Funding Loan. Freddie Mac form numbers used in this Exhibit are for convenience only and Borrower must use the equivalent forms required at the time of delivery of a Pledged Loan or a Pledged Security.

I.	At least Three (3) Business Days prior to the Warehousing Advance Date, Lender must receive a letter signed by Borrower, providing the following information on the Pledged Loan:

1.	Governmental Lender.

2.	Mortgagor’s name.

3.	Project name.

4.	Borrower’s case/loan number.

5.	Location of project.

6.	Governmental Note Amount.

7.	Mortgage Note Amount.

8.	Expected Warehousing Advance Date.

9.	Name and address of Governmental Lender’s counsel.

10.	Name and address of Borrower’s counsel.

11.	Name, street address, e-mail address, telephone number and telecopier number of title company and settlement attorney and contact person. Must identify who will be responsible for custody of closing documents and delivery of required items to Lender.

Exhibit B-3-B-1

12.	In the event Borrower self-funded the Mortgage Loan with unencumbered funds (herein a “Pre-funded Mortgage Loan”), then in alternative to clause I, 11 above, the original closing date of the Pre-funded Mortgage Loan.

Upon receipt of Borrower’s letter required under this Section I, in form and substance satisfactory to Lender, Lender will issue its escrow instructions letter to the title company or the settlement attorney.

II.	At least One (1) Business Day prior to the Warehousing Advance Date, Borrower will send to Lender, for receipt before 11:00 a.m. (Pittsburgh, Pennsylvania time) the following Business Day, the following:

1.	A copy via electronic mail of the Warehousing Advance Request subject to changes to be communicated in writing by Borrower to Lender before 11:00 a.m. (Pittsburgh, Pennsylvania time) on the day of the Warehousing Advance.

2.	A letter from Borrower providing the following additional information on the Pledge Loan:

(a)	Note Rate.

(b)	Name of Investor.

(c)	Discount (if any).

3.	A sources and uses statement prepared by Borrower must be delivered on the date of the Warehousing Advance, prior to funding (but a copy of the closing settlement statement shall be delivered to Lender following the Warehousing Advance).

4.	A completed and executed Loan Disbursement Authorization in the form attached hereto as Exhibit O.

5.	A copy of the executed Purchase Commitment (which must conform to requirements of the Agreement).

6.	Original, copy via electronic mail or facsimile of Lender’s escrow instructions letter to the settlement attorney, countersigned by an authorized representative of the settlement attorney involved with the transaction, in a form substantially similar to that attached hereto as (a) Exhibit N-1 if the settlement attorney will also be acting as the bailee with respect to the Governmental Note or (b) Exhibit N-2 if the settlement attorney will not be acting as the bailee with respect to the Governmental Note. The foregoing conditions shall not be applicable in the event the Warehousing Advance is to be used to reimburse Borrower for any Pre-funded Mortgage Loan.

No Warehousing Advance will be made by Lender prior to Lender’s receipt of all the documents required under Section II above. Lender has a reasonable time (one (1) Business Day under ordinary circumstances) to examine Borrower’s Warehousing Advance Request and the related documents to be delivered by Borrower before funding the requested Warehousing Advance, and may reject any Mortgage Loan that does not meet the requirements of this Exhibit, the Agreement or of the related Purchase Commitment.

Exhibit B-3-B-2

In accordance with the Escrow Letter, if applicable, disbursement will be authorized only after the settlement attorney or closing counsel takes possession, on behalf of Lender, of the signed Governmental Note, endorsed by Borrower in blank and without recourse, and the title company is prepared to issue its title insurance policy. Immediately after disbursement, the settlement attorney, the closing attorney or title company (herein, the “Closing Agent”) must send the original of the Governmental Note to Lender for receipt by Lender on the following Business Day. In the event the Pledged Loan is not closed and the related Mortgage submitted for recording by 4:30 p.m. (Pittsburgh, Pennsylvania time) on the date of the Warehousing Advance, the Closing Agent must return the Warehousing Advance immediately to the account specified in the for receipt by Lender’s escrow instructions unless otherwise approved by Lender prior to such time; provided, however, that the Warehousing Advance may remain with the title company for up to two (2) Business Days with prior written notice to Lender and, if longer than two (2) Business Days, with prior written approval of Lender.

The foregoing arrangements, which permit Lender to fund the Warehousing Advance after the Governmental Note has been delivered to a third person on behalf of, and as agent and bailee for, Lender, and before the Governmental Note is received by Lender, are for the convenience of Borrower. Borrower retains all risk of loss or nondelivery of the Governmental Note, and neither Lender nor any Lender has any liability or responsibility for those risks.

III.	On the Warehousing Advance Date, Lender must receive the following:

1.	For any Warehousing Advance other than one relating to a Pre-funded Mortgage Loan, the following:

(a)	A sources and uses statement prepared by Borrower.

(b)	A copy of the Governmental Note made by the Governmental Lender in favor of Borrower, executed by Governmental Lender.

(c)	A fully executed copy of the Funding Loan Agreement between Borrower and Governmental Lender.

(d)	A copy of the Mortgage Note made by the Mortgagor in favor of Governmental Lender, executed by the Mortgagor.

(e)	A copy of the blank and undated collateral assignment of Funding Loan, in form and content reasonably acceptable to Lender.

(f)	A copy of the first page of the title insurance policy or the title insurance commitment to issue a policy marked to show the final policy exceptions, which:

(i)            Names as insured Governmental Lender and/or Fiscal Agent, and their successors and assigns, as their interests may appear;

Exhibit B-3-B-3

(ii)            Shows an effective date and time that is as of the date and time of disbursement of the Warehousing Advance from escrow; and

(iii)            Sets forth an insured amount that is equal to or greater than the Warehousing Advance amount.

(g)	A bailee agreement executed by Governmental Lender’s or Borrower’s closing counsel, in the form of (a) Exhibit N-1 if the closing counsel is also acting as the settlement attorney with respect to the Warehousing Advance funds or (b) Exhibit N-3 if the closing counsel is not acting as the settlement attorney with respect to the Warehousing Advance funds, whereby in either case the closing counsel agrees that it will hold the original Governmental Note as bailee for and on behalf of Lender and deliver it to Lender by recognized overnight delivery within One (1) Business Day after the Warehousing Advance Date.

(h)	Written notice by electronic mail or facsimile authorizing Lender to disburse funds to the Escrow Agent as set forth in the Escrow Letter, to be held in trust by the Escrow Agent pending the Borrower’s authorization to release such funds.

(i)	Documents that are reasonably requested by Lender.

2.	For any Warehousing Advance relating to a Pre-funded Mortgage Loan, the following:

(a)	A sources and uses statement prepared by Borrower.

(b)	An original of the Governmental Note made by the Governmental Lender in favor of Borrower, executed by Governmental Lender.

(c)	An original of the Funding Loan Agreement between Borrower and Governmental Lender.

(d)	A copy of the Mortgage Note made by the Mortgagor in favor of Governmental Lender, executed by the Mortgagor.

(e)	An original of the blank and undated collateral assignment of Funding Loan, in form and content reasonably acceptable to Lender.

(f)	A copy of the first page of the title insurance policy or the title insurance commitment to issue a policy marked to show the final policy exceptions, which

(i)            Names as insured Governmental Lender and/or Fiscal Agent, and their successors and assigns, as their interests may appear;

(ii)            Shows the recording date of the Mortgage as being prior to the date of the Warehousing Advance; and

(iii)            Sets forth an insured amount that is equal to or greater than the Warehousing Advance amount.

Exhibit B-3-B-4

IV.	As soon as possible following the Warehousing Advance Date, and no later than One (1) Business Day after the Warehousing Advance Date, Lender or Investor must receive the following:

1.	If not previously delivered and if required by the Investor, the original signed Governmental Note, endorsed by Borrower in blank and without recourse.

2.	If not previously delivered and if requested by the Lender, the original fully executed collateral assignment of Funding Loan, in form and content reasonably acceptable to Lender.

V.	As soon as possible after the Warehousing Advance Date, and no later than Two (2) Business Days prior to the date the Investor or the Approved Custodian must receive the Pledged Mortgage, Lender must receive:

1.	The remainder of the documents required for shipping to the Investor as specified by the Investor or in the applicable Seller/Servicer Guide or to an Approved Custodian for the Investor, including the original release documents required by the Investor.

2.	Documents that are reasonably requested by Lender, including the closing settlement statement.

VI.	As soon as possible following the Warehousing Advance Date, and no later than Two (2) Business Days prior to the date the Investor or the Approved Custodian must receive the Pledged Loan, Lender must receive the following:

1.	Signed shipping instructions for the delivery of the Pledged Loan, including the following:

(a)	Name and address of the Investor or the Approved Custodian to which the Collateral Documents are to be shipped, the desired shipping date and the preferred method of delivery (which must be a shipper utilized by Lender), with Borrower’s billing account information for such shipper (or alternatively a pre-labeled envelope);

(b)	Name of project securing the Pledged Loan;

(c)	Date by which the Investor or the Approved Custodian must receive the Pledged Loan; and

(d)	Instructions for endorsement of the Governmental Note.

2.	The following additional documents must be received:

(a)	For cash payments, the signed original Wire Transfer Authorization for a Cash Warehouse Delivery (Multifamily) (Freddie Mac Form 987M), specifying the Cash Collateral Account as the receiving account for loan purchase proceeds.

Exhibit B-3-B-5

(b)	Warehouse Lender Release of Security Interest (Multifamily) (Freddie Mac Form 996M).

3.	The remainder of the documents required for shipping to the Investor, as specified by the Investor or in the applicable seller/servicer guide.

Notwithstanding anything to the contrary herein, Borrower shall comply with any requirements specified by the Investor or in the applicable Seller/Servicer Guide with respect to the original Collateral Documents..

Exhibit B-3-B-6

Exhibit C

[Attached]

Exhibit C-1

Exhibit D

Eligible Loans and Terms of Warehousing Advances

Subject to compliance with the terms and limitations set forth below, and the terms, representations and warranties and the covenants in the Agreement (including applicable Exhibits), each of the following Mortgage Loans is an Eligible Loan for purposes of the Agreement:

Fannie Mae DUS Mortgage Loan

Definition: A permanent Mortgage Loan on a Multifamily Property originated by Borrower under Fannie Mae’s Delegated Underwriting and Servicing Guide. This definition shall include any permanent Mortgage Loan on a Multifamily Property originated by the Borrower pursuant to a Fannie Mae credit facility provided by Fannie Mae, and in accordance with Fannie Mae’s Delegated Underwriting and Servicing Guide.

Provided however, that in connection with any aforementioned permanent Mortgage Loan on a Multifamily Property originated by the Borrower pursuant to a Fannie Mae credit facility, in lieu of delivering a bailee letter in the form attached to the Credit Facility Agreement as Exhibit N-3, Borrower shall cause Fannie Mae’s counsel to deliver to Lender a bailee letter based on Fannie Mae’s then current form bailee letter, as revised to include the following provision:

“Fannie Mae shall hold the Note and Additional Documents as bailee for the benefit of Lender until (i) Fannie Mae delivers the Mortgage Backed Security (as defined below) by wire transfer in accordance with the delivery instructions specified on Form 2014, a copy of which is attached as Exhibit A hereto, or (ii) Fannie Mae returns to Lender, as set forth below, the Note and any Additional Documents delivered by Lender.  Lender agrees that Lender’s security interest in the Note and Additional Documents shall terminate and be cancelled without further action upon delivery by Fannie Mae of the Purchase Price.  In the event that Fannie Mae does not issue the Mortgage Backed Security in exchange for the Note, Fannie Mae will execute and deliver to Lender one or more assignments, in recordable form, of the Security Instruments (as defined in the Master Agreement) securing the Note and will endorse the Note in blank but without recourse (assuming the Note has been endorsed to Fannie Mae), and sever any applicable loan documents in connection with the Master Agreement as necessary; and Lender agrees that Fannie Mae’s status as bailee for Lender shall terminate and be cancelled without further action upon delivery to Lender of the Note (endorsed as aforesaid) and Additional Documents, as described in (ii) above, together with such executed assignment of the Security Instruments.

Subordinate Mortgage Loan: Only Second Mortgage Loans and Third Mortgage Loans permitted.

Committed/Uncommitted: Purchase Commitment required.

Advance Rate: 100% of the lesser of (i) the Mortgage Note Amount or (ii) the Committed Purchase Price.

Exhibit D-1

FHA Permanent Mortgage Loan

Definition: A permanent FHA fully-insured Mortgage Loan secured by a mortgage on a Multi-Family Property.

Subordinate Mortgage Loans: Only second mortgage loans permitted.

Committed/Uncommitted: Purchase Commitment required.

Advance Rate: 100% of the lesser of (i) the Mortgage Note Amount or (ii) the Committed Purchase Price.

FHA Construction Mortgage Loan

Definition. An FHA fully-insured Mortgage Loan for the construction or substantial rehabilitation of a Multi-Family Property. No Warehousing Advance will be made against an FHA Construction Mortgage Loan unless (i) Lender has or at one time had or will obtain (as provided in Exhibit B-2 – FHA/GNMA) possession of the related Mortgage Note, or (ii) the related Mortgage Note is in the possession of a Person other than Borrower or an Affiliate of Borrower.

Subordinate Mortgage Loans: Not permitted.

Committed/Uncommitted: Purchase Commitment required.

Advance Rate: 100% of the lesser of (i) Mortgage Note Amount or (ii) the Committed Purchase Price.

FHA Modified Mortgage Loan

Definition: A modified FHA fully-insured Mortgage Loan secured by a mortgage on a Multi-Family Property.

Subordinate Mortgage Loans: Only second mortgage loans permitted.

Committed/Uncommitted: Purchase Commitment required.

Advance Rate: 100% of the lesser of (i) the n outstanding Mortgage Note Amount or (ii) the Committed Purchase Price.

Freddie Mac Multifamily Optigo Loan

Definition: Multi-Family Loans sold to Freddie Mac pursuant to the Freddie Mac Multifamily Optigo Seller/Servicer program. This definition shall include any permanent Multi-Family Loan on a Multifamily Property originated by the Borrower pursuant to a Freddie Mac credit facility provided by Freddie Mac, and in accordance with the Freddie Mac Multifamily Optigo Seller/Servicer program.

Exhibit D-2

Provided however, that in connection with any aforementioned permanent Multi-Family Loan on a Multifamily Property originated by the Borrower pursuant to a Freddie Mac credit facility, in lieu of delivering a bailee letter in the form attached to the Credit Facility Agreement as Exhibit N-3, Borrower shall cause Freddie Mac’s counsel to deliver to Administrative Agent a bailee letter based on Freddie Mac’s then form bailee letter, as revised to include the following provision:

“Freddie Mac shall hold the Note and Additional Documents as bailee for the benefit of Administrative Agent until (i) Freddie Mac purchases the subject Multi-Family Loan, or (ii) Freddie Mac returns to Administrative Agent, as set forth below, the Note and any Additional Documents delivered by Administrative Agent.  Administrative Agent agrees that Administrative Agent’s security interest in the Note and Additional Documents shall terminate and be cancelled without further action upon delivery by Freddie Mac of the Purchase Price.  In the event that Freddie Mac does not purchase the Multi-Family Loan, Freddie Mac will execute and deliver to Administrative Agent one or more assignments, in recordable form, of the Security Instruments (as defined in the Master Agreement) securing the Note and will endorse the Note in blank but without recourse (assuming the Note has been endorsed to Freddie Mac), and sever any applicable loan documents in connection with the Master Agreement as necessary; and Administrative Agent agrees that Freddie Mac’s status as bailee for Administrative Agent shall terminate and be cancelled without further action upon delivery to Administrative Agent of the Note (endorsed as aforesaid) and Additional Documents, as described in (ii) above, together with such executed assignment of the Security Instruments.”

Subordinate Mortgage Loans: Only Second Mortgage Loans or Third Mortgage Loans permitted.

Committed/Uncommitted: Purchase Commitment required.

Advance Rate: 100% of the lesser of (i) the Mortgage Note Amount or (ii) the Committed Purchase Price.

Freddie Mac Direct Purchase Mortgage Loan

Definition: Multi-Family Loans sold to Freddie Mac pursuant to the Freddie Mac TELP.

Subordinate Mortgage Loans: Only Second Mortgage Loans or Third Mortgage Loans permitted if permitted under the Freddie Mac TELP.

Committed/Uncommitted: Purchase Commitment required.

Advance Rate: 100% of the lesser of (i) the Mortgage Note Amount or (ii) the Committed Purchase Price.

Exhibit D-3

Exhibit N-1

Form of Escrow and Bailee Letter

Date

Attn: XXXXXXXX

Closing Agent

XXXXXXXXXXXX

XXXXXXXXXXXX

Phone #: (xxx) xxx-xxxx

Fax #: (xxx) xxx-xxxx

RE: Mortgage Loan: _________________

Dear _________:

Walker & Dunlop, LLC, a Delaware limited liability company, whose address is 7501 Wisconsin Avenue, Suite 1200, Bethesda, Maryland 20818 (the “Borrower”) has advised PNC Bank, National Association (the “Lender”), that the Borrower has appointed [name of Closing Agent firm], and [name of Closing Agent firm] has agreed, by and through its undersigned employee, to serve as the closing agent (the “Closing Agent”) and counsel relative to the origination and closing of the mortgage loan to be made by the Borrower for the above-referenced property (the “Mortgage Loan”). Pursuant to a Second Amended and Restated Warehousing Credit and Security Agreement by and between the Borrower and Lender (as same may be amended from time to time, the “Credit Agreement”), Lender has agreed to provide certain funding for the Mortgage Loan to you as the Closing Agent. Terms used in this letter and not defined herein have the meanings set forth in the Credit Agreement.

To facilitate the closing of the Mortgage Loan (the “Closing”), you will confirm to Lender on the date of the Closing that you are in possession of the [original modification of the Mortgage Note and Modification Agreement (collectively, the “Mortgage Loan Modification Documents”)]1 original mortgage note evidencing the Mortgage Loan (the “Note”) [or that the HUD attorney is in possession of such original document(s), and that you have made arrangements to have such original document(s) delivered to you for receipt the day after the date of Closing]2. As agent and bailee for Lender, you agree to hold the original [modification of the]3 mortgage note evidencing the Mortgage Loan as bailee for and on behalf of Lender, and to deliver the original [modification of the]4 mortgage note evidencing the Mortgage Loan to the applicable Federal Agency [(or the Approved Custodian)]5 as part of the delivery of the Mortgage Loan for purchase by the Federal Agency (provided however that notwithstanding the foregoing, in the event Lender directs you to deliver such documents to Lender, you shall deliver such documents to Lender by recognized overnight delivery), [and to hold the original Assignment of Mortgage Note and Mortgage in blank until such time as Lender directs you to deliver such documents to Lender by recognized overnight delivery after Closing]6. Such delivery shall be made to the address set forth below, unless otherwise directed by Lender.

1 To be included for FHA Modifications instead of the immediately following clause

2 To be included for FHA loans

3 To be included for FHA Modifications

4 To be included for FHA Modifications

5 To be included for FHA loans

6 To be deleted for FHA Modifications

Exhibit N-1-1

PNC Bank, National Association

Real Estate Banking

101 S. 5th Street, Mailstop K1-K201-07-3

Louisville, KY 40202

Attention: Sherry Boston/Mark Ostrander/Chasidy Hill

Upon receipt of your confirmation that you are in possession of the original mortgage note evidencing the Mortgage Loan, Lender will remit to you, by wire transfer, immediately available funds in the approximate amount of $___________ (the “Funds”), which you are to hold in trust for Lender until written or oral instructions to disburse the funds are obtained from the Borrower, at which time you may disburse the Funds in accordance with such instructions. Once you have received instructions from Lender to disburse the Funds to close the Mortgage Loan, please advise Lender via e-mail at REBWH@pnc.com of the fact of such disbursement immediately upon making such disbursement.

Authorized representatives of Lender are listed in the attached Schedule A to this letter.

If the Funds cannot be or are not disbursed for any reason on or before 4:30 p.m. Eastern Time on the date of Closing, you shall advise Lender immediately by telephone that disbursement has not occurred and the Funds must be returned immediately to Lender at the wiring instructions in the attached Schedule B to this letter.

In the event you are not able for any reason to comply with the terms and conditions set forth in this letter, you shall advise an authorized representative of Lender immediately via e-mail at REBWH@pnc.com and comply with any instructions given to you by such authorized representative.

This letter may be executed and delivered by email (including by PDF) or, at Lender’s option, by using electronic signatures in accordance with Lender’s electronic signature protocols and procedures. Please acknowledge your receipt of this letter and your agreement to comply with the terms and conditions set forth herein by signing below and returning this letter via e-mail at REBWH@pnc.com or, if applicable, by executing and delivering it in accordance with Lender’s instructions for using electronic signatures. Lender will not forward the Funds until it receives a properly completed and signed copy of this letter.

Sincerely,
PNC Bank, National Association

By:

PNC Signers Name
PNC Title

Exhibit N-1-2

The undersigned Closing Agent acknowledges the terms of this letter and agrees to comply with the terms and conditions set forth herein. In addition, Closing Agent agrees that, notwithstanding any contrary understanding with the Borrower or the Borrower’s instructions to Closing Agent, these terms and conditions shall control and may not be altered except by written or oral authorization executed by Lender.

CLOSING AGENT: [name of Closing Agent firm]

By:

Name:

Title:

Wire Transfer Instructions:	Bank:

City, State:

ABA #:

Account Name:

Account #:

Reference:

Attn:

Date:

Exhibit N-1-3

SCHEDULE A

AUTHORIZED REPRESENTATIVES

	Phone	Fax
Mark Ostrander	(502) 581-2289	(502) 581-2743
Sherry Boston	(502) 581-2959	(502) 581-2743
Chasidy Hill	(502) 581-3345	(502) 581-2743

NOTE DELIVERY

Deliver Copies of Note to:

Sherry Boston/Mark Ostrander/Chasidy Hill – fax number (502) 581-2743 or email REBWH@pnc.com

Exhibit N-1-4

SCHEDULE B

PNC NATIONAL ASSOCIATION

WIRE INSTRUCTIONS

Bank Name:	PNC Bank, National Association
City, State:	Pittsburgh, PA
ABA #:
Account Name:
Account Number:
Attention:	Tracy Kowcheck
Phone Advice:	Phone: (412) 807-7314
RE:	Deal Name/Description

Exhibit N-1-5

Exhibit N-2

Form of Escrow Letter

Date:

Attn:

Closing Agent

XXXXXXXXXXX

XXXXXXXXXXX

Phone #: (xxx)  xxxxxxx

Fax #: (xxx) xxxxxxx

RE: Mortgage Loan: ___________________

Dear ___________:

Walker & Dunlop, LLC, a Delaware limited liability company, whose address is 7501 Wisconsin Avenue, Suite 1200, Bethesda, Maryland 20818 (the “Borrower”) has advised PNC Bank, National Association (the “Lender”), that the Borrower has appointed name of Closing Agent firm, and name of Closing Agent firm has agreed, by and through its undersigned employee [if an agent of Title Company add: (which employee is authorized pursuant to the attached insured closing protection letter)], to serve as the closing agent (the “Closing Agent”) relative to the mortgage loan to be made by the Borrower for the above-referenced property (the “Mortgage Loan”). Pursuant to a Second Amended and Restated Warehousing Credit and Security Agreement by and between the Borrower and Lender (as same may be amended from time to time, the “Credit Agreement”), Lender have agreed to provide certain funding for the Mortgage Loan. Terms used in this letter and not defined herein have the meanings set forth in the Credit Agreement.

To facilitate the closing of the Mortgage Loan (the “Closing”), Lender will remit to you, by wire transfer, immediately available funds in the approximate amount of $__________ (the “Funds”), which you are to hold in trust for Lender until written or oral instructions to disburse the funds are obtained from the Borrower, at which time you may disburse the Funds in accordance with such instructions. Once you have received instructions from the Borrower to disburse the Funds to close the Mortgage Loan, please advise an authorized representative of Lender via e-mail at REBWH@pnc.com of the fact of such disbursement immediately upon making such disbursement.

Authorized representatives of Lender are listed in the attached Schedule A to this letter.

If the Funds cannot be or are not disbursed for any reason on or before 4:30 p.m. Eastern Time on the date of Closing, you shall advise Lender immediately by telephone that disbursement has not occurred and the Funds must be returned immediately to Lender at the wiring instructions in the attached Schedule B to this letter.

Exhibit N-2-1

In the event you are not able for any reason to comply with the terms and conditions set forth in this letter, you shall advise an authorized representative of Lender immediately via e-mail at REBWH@pnc.com and comply with any instructions given to you by such authorized representative.

This letter may be executed in any number of counterparts and, at Lender’s option, may be executed and delivered by all parties using electronic signatures, in accordance with Lender’s electronic signature protocols and procedures in effect from time to time. Please acknowledge your receipt of this letter and your agreement to comply with the terms and conditions set forth herein by signing below and returning and executed copy of this letter to Sherry Boston via e-mail at REBWH@pnc.com or, if applicable, executing it according to Lender’s electronic signature protocols and procedures. Lender will not forward the Funds to you until it receives a properly completed and signed copy of this letter by Closing Agent and Seller.

Sincerely,

PNC Bank, National Association

By:

[Name]
[Title]

Exhibit N-2-2

The undersigned Closing Agent acknowledges the terms of this letter and agrees to comply with the terms and conditions set forth herein. In addition, Closing Agent agrees that, notwithstanding any contrary understanding with the Borrower or the Borrower’s instructions to Closing Agent, these terms and conditions shall control and may not be altered except by written or oral authorization executed by Lender.

CLOSING AGENT: name of Closing Agent firm

By:

Name:

Title:

Wire Transfer Instructions:	Bank:

City, State:

ABA #:

Account Name:

Account #:

Reference:

Attn:

Date:

Exhibit N-2-3

SCHEDULE A

AUTHORIZED REPRESENTATIVES

	Phone	Fax
Mark Ostrander	(502) 581-2289	(502) 581-2743
Sherry Boston	(502) 581-2959	(502) 581-2743
Chasidy Hill	(502) 581-3345	(502) 581-2743

Exhibit N-2-4

SCHEDULE B

PNC NATIONAL ASSOCIATION
WIRE INSTRUCTIONS

Bank Name:	PNC Bank, National Association

City, State:	Pittsburgh, PA

ABA #:

Account Name:

Account Number:

Attention:	Tracy Kowcheck

Phone Advice:	Phone: (412) 807-7314

RE:	Project Name

Exhibit N-2-5

Exhibit N-3

Form of Bailee Letter

Date

Attn: XXXXXX

XXXXXXXXXX

Phone #: (xxx) xxx-xxxx

Fax #: (xxx) xxx-xxxx

RE: Mortgage Loan: _________________

Dear _________:

Walker & Dunlop, LLC, a Delaware limited liability company, whose address is 7501 Wisconsin Avenue, Suite 1200, Bethesda, Maryland 20818 (the “Borrower”) has advised PNC Bank, National Association (the “Lender”), that the Borrower has appointed name of Closing Agent firm, and name of Closing Agent firm has agreed, by and through its undersigned employee, to serve as the closing agent (the “Closing Agent”) and counsel relative to the origination and closing of the mortgage loan to be made by the Borrower for the above-referenced property (the “Mortgage Loan”). Pursuant to a Second Amended and Restated Warehousing Credit and Security Agreement by and between the Borrower and Lender (as same may be amended from time to time, the “Credit Agreement”), Lender have agreed to provide certain funding for the Mortgage Loan subject to the terms of this letter. Terms used in this letter and not defined herein have the meanings set forth in the Credit Agreement.

To facilitate the closing of the Mortgage Loan (the “Closing”), you will confirm to Lender on the date of the Closing that you are in possession of the [original modification of the Mortgage Note and Modification Agreement (collectively, the “Mortgage Loan Modification Documents”)]1 original mortgage note evidencing the Mortgage Loan (the “Note”) [or that the HUD attorney is in possession of such original document(s), and that you have made arrangements to have such original document(s) delivered to you for receipt the day after the date of Closing]2. As agent and bailee for Lender, you agree to hold the original [modification of the]3 mortgage note evidencing the Mortgage Loan as bailee for and on behalf of Lender, and to deliver the original [modification of the]4 mortgage note evidencing the Mortgage Loan to the applicable Federal Agency [(or the Approved Custodian)]5 as part of the delivery of the Mortgage Loan for purchase by the Federal Agency (provided however that notwithstanding the foregoing, in the event Lender directs you to deliver such documents to Lender, you shall deliver such documents to Lender by recognized overnight delivery), [and to hold the original Assignment of Mortgage Note and Mortgage in blank until such time as Lender directs you to deliver such documents to Lender by recognized overnight delivery after Closing]6. Such delivery shall be made to the address set forth below, unless otherwise directed by Lender.

1 To be included for FHA Modifications instead of the immediately following clause

2 To be included for FHA loans

3 To be included for FHA Modifications

4 To be included for FHA Modifications

5 To be included for FHA loans

6 To be deleted for FHA Modifications

Exhibit N-3-1

PNC Bank, National Association

500 West Jefferson Street, Mailstop K1-KHDQ-04-6

Louisville, KY 40202

Attention: Sherry Boston

Exhibit N-3-2

This letter may be executed and delivered by email (including by PDF) or, at Lender’s option, by using electronic signatures in accordance with Lender’s electronic signature protocols and procedures. Please acknowledge your receipt of this letter and your agreement to comply with the terms and conditions set forth herein by signing below and returning this letter via e-mail at REBWH@pnc.com or, if applicable, by executing and delivering it in accordance with Lender’s instructions for using electronic signatures. Lender will not forward the funds necessary to fund the Mortgage Loan until it receives a properly completed and signed copy of this letter

Sincerely,
PNC Bank, National Association

By:

PNC Signers Name
PNC Title

Exhibit N-3-3

The undersigned Closing Agent acknowledges the terms of this letter and agrees to comply with the terms and conditions set forth herein. In addition, Closing Agent agrees that, notwithstanding any contrary understanding with the Borrower or the Borrower’s instructions to Closing Agent, these terms and conditions shall control and may not be altered except by written or oral authorization executed by Lender.

CLOSING AGENT: name of Closing Agent firm

By:

Name:

Title:

Date:

Exhibit N-3-4

SCHEDULE A

AUTHORIZED REPRESENTATIVES

	Phone	Fax
Mark Ostrander	(502) 581-2289	(502) 581-2743
Sherry Boston	(502) 581-2959	(502) 581-2743
Chasidy Hill	(502) 581-3345	(502) 581-2743

NOTE DELIVERY

Deliver Copies of Note to:

Sherry Boston/Mark Ostrander/Chasidy Hill – fax number (502) 581-2743 or email REBWH@pnc.com.

Exhibit N-3-5